                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT:
                       (DATE OF EARLIEST EVENT REPORTED)
                               OCTOBER 13, 1997


                       SPLASH TECHNOLOGY HOLDINGS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




        Delaware                   000-21171                    77-0418472
    (State or other        (Commission File Number)           (IRS Employer)
    jurisdiction of         Identification Number)
     incorporation)


                              555 DEL REY AVENUE
                          SUNNYVALE, CALIFORNIA 94086
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408)328-6300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 8          CHANGE IN FISCAL YEAR
------          ---------------------

On October 13, 1997, the Company's board of directors approved a change in the Company's fiscal year end from September 30 to December 31, commencing January 1, 1998. The report on Form 10-Q covering the three months ended December 31, 1997 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                SPLASH TECHNOLOGY HOLDINGS, INC.

                                                   By: /s/ Kevin K. Macgillivray
                                                       -------------------------

                                                           Kevin K. Macgillivray
                                           President and Chief Executive Officer